                                                                  EXHIBIT 10.15


60,000,000 French Francs                      Effective Date: September 25, 1997
Chicago, Illinois                                  Maturity Date: March 31, 1998

                           REVOLVING PROMISSORY NOTE


         FOR VALUE RECEIVED, J-Hawk International Corporation, a Texas corporation ("BORROWER"), promises to pay to the order of Bank of Scotland ("BANK"), on or before March 31, 1998, 60,000,000 French Francs, or if less the unpaid principal amount of all advances made by Bank to Borrower as Loans under the terms of that certain Loan Agreement dated even date herewith by and between Borrower and Bank (said Loan Agreement, as it may hereafter be amended, extended, restated, supplemented or otherwise modified from time to time, being referred to collectively herein as the "LOAN AGREEMENT"). The capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Loan Agreement, which definitions are hereby incorporated by reference.

         Borrower also promises to pay principal plus interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times determined in accordance with the provisions of the Loan Agreement.

         This Note is Borrower's Note issued pursuant to and entitled to the benefits of the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid.

         All payments of principal and interest in respect of this Note shall be made in lawful money of the Republic of France in same day funds at such place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement.

         Upon the occurrence of any default hereunder or any Event of Default under the terms of the Loan Agreement, and at any time thereafter, if any default or Event of Default shall then be continuing, Bank may by written notice to the Borrower: (i) declare the principal of and accrued interest on the Loans to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

         No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligations of Borrower, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

         Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in the Loan Agreement, incurred in the collection and enforcement of this Note. Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

         Borrower, for itself and for its successors, transferees and assigns, hereby irrevocably (i) waives diligence, presentment and demand for payment, protest, notice, notice of protest and nonpayment, dishonor and notice of dishonor and all other demands or notices of any and every kind whatsoever;
(ii) agrees that this Note and any or all payments coming due hereunder or under any of the other Loan Documents may be extended from time to time in the sole discretion of Bank without in any way affecting or diminishing Borrower's liability hereunder; and (iii) waives any rights, remedies or defenses arising at law or in equity relating to guarantees or suretyships.

         Borrower hereby irrevocably appoints and designates CT Corporation System, Inc., 208 S. LaSalle Street, Chicago, IL 60604 as its true and lawful attorney-in-fact and duly authorized agent for service of legal process and agrees that service of such process upon such agent and attorney-in-fact shall constitute personal service of such process upon Borrower.

         To the extent that Bank receives any payment on account of the indebtedness evidenced hereby, or any proceeds of Collateral or other collateral are applied on account of the indebtedness evidenced hereby, and any such payment(s) and/or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other Person under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment(s) or proceeds received, the indebtedness evidenced hereby or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment(s) and/or proceeds had not been received by Agent and/or Bank and applied on account of the indebtedness evidenced by this Note.

         Any notice required or permitted to be given hereunder shall be given and delivered in accordance with the provisions of Section 9.4 of the Loan Agreement.

         Borrower hereby represents that it has been represented by competent counsel of its choice in the negotiation and execution of this Note, the Loan Agreement and the other Loan Documents; that it has read and fully understood the terms hereof; Borrower and its counsel have been afforded an opportunity to review, negotiate and modify the terms of this Note and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Note.

         Except as otherwise provided in this Note, if any provision contained in this Note is in conflict with, or inconsistent with, any provision in the other Loan Documents, Bank shall have the right to elect, in its reasonable discretion, which provision shall govern and control.

         If any provision of this Note, the Loan Agreement or any other Loan Document or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Note, the Loan Agreement or any other Loan Document and the application of such provision to other Persons or circumstances will not be affected thereby and the provisions of this Note, the Loan Agreement or any other Loan Document shall be severable in any such instance. In no event shall interest be due hereunder or under any other Loan Documents at a rate in excess of the highest lawful rate. It is not the intention of the parties hereto to make any agreement which shall violate the applicable laws of the State of Illinois, the United States of America or any other state thereof relating to usury. In no event shall Borrower pay or Bank accept or charge any interest which, together with any other charges upon the principal or any portion thereof howsoever computed, shall exceed the maximum legal rate of interest allowable under the applicable laws of the State of Illinois, the United States of America or any state thereof whose laws on such subject are determined to govern such provisions of the Note or such other Loan Documents. Should any provisions of this Note or any of the other Loan Documents be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceed such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived as interest and shall be credited to the outstanding principal balance.

         THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY BANK IN CHICAGO, ILLINOIS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS. BORROWER HEREBY (a) IRREVOCABLY SUBMITS, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN CHICAGO, ILLINOIS OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (b) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (c) AGREES THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST ANY BANK OR AGENT OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR BANK'S OR AGENT'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR BANK'S OR AGENT'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST

BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         TO THE EXTENT PERMITTED BY LAW, BORROWER, BANK AND AGENT EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE OTHER LOAN DOCUMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY IN CONNECTION HEREWITH. BORROWER HEREBY EXPRESSLY ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR BANK TO MAKE THE LOAN EVIDENCED HEREBY.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.



                                                J-HAWK INTERNATIONAL CORPORATION



                                                By: /s/ JAMES C. HOLMES
                                                   ----------------------------

                                                Title: Senior Vice President